SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – July 9, 2014

 MACQUARIE INFRASTRUCTURE COMPANY LLC

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32384	43-2052503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 West 55th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 231-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of Macquarie Infrastructure Company LLC (the “Company”) filed on July 7, 2014 (the “Form 8-K”) is being filed to updated the unaudited pro forma combined consolidated financial statements (and notes thereto) of the Company contained in the Form 8-K for the pricing of the Company’s related financing transactions. The Form 8-K is otherwise unchanged.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial statements (and notes thereto) of the Company giving effect to the IMTT Acquisition and the related financing transactions are filed herewith as Exhibit 99.2 and incorporated by reference herein.

(d)	Exhibits.

99.2	Unaudited pro forma combined consolidated financial statements (and notes thereto) of Macquarie Infrastructure Company LLC giving effect to the IMTT Acquisition and the proposed financing transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

By:	/s/ James Hooke
Name: James Hooke Title: Chief Executive Officer

Dated: July 10, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.2	Unaudited pro forma combined consolidated financial statements (and notes thereto) of Macquarie Infrastructure Company LLC giving effect to the IMTT Acquisition and the related financing transactions.